UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2025

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 30, 2025, fuboTV Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Business Combination Agreement, dated as of January 6, 2025, by and among the Company, The Walt Disney Company, a Delaware corporation, and Hulu, LLC, a Delaware limited liability company (“Hulu”) (the “Business Combination Agreement”).

At the Company’s Special Meeting, a total of 192,378,793 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 56.17% of the Company’s outstanding common stock as of the August 6, 2025 record date, constituting a quorum for the transaction of business at the Special Meeting. The following are the voting results for the proposals considered and voted upon at the meeting, each of which was described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 7, 2025 (the “Definitive Proxy Statement”).

Item 1 — Approval of the Business Combination Agreement.

Votes FOR	Votes AGAINST	Votes ABSTAINED
190,979,565	842,600	556,628

Item 2 — Approval of the exchange of all or substantially all of the Company’s assets for units representing, in the aggregate, a 30% economic interest in a newly formed entity owned by Hulu.

Votes FOR	Votes AGAINST	Votes ABSTAINED
190,453,568	1,132,802	792,423

Item 3 — Approval of (i) the conversion of the Company from a Florida corporation to a Delaware corporation, (ii) the authorization and adoption of a plan of conversion and (iii) the authorization and adoption of a certificate of incorporation of the Company establishing its incorporation in the State of Delaware.

Votes FOR	Votes AGAINST	Votes ABSTAINED
189,898,070	1,787,995	692,728

Item 4 — Approval of the issuance to Hulu of a number of shares of Class B common stock of the Company representing, in the aggregate, 70% of the voting power of the outstanding shares of capital stock of the Company (calculated on a fully-diluted basis).

Votes FOR	Votes AGAINST	Votes ABSTAINED
189,283,814	2,000,775	1,094,204

Item 5 — Approval of the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt any of Proposals 1 through 4 at the time of the Special Meeting (the “Adjournment Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED
181,427,371	9,766,786	1,184,636

Item 6 — Approval of, on an advisory (non-binding) basis, the compensation that may be paid or become payable by the Company to its named executive officers in connection with the transactions contemplated by the Business Combination Agreement (the “Transactions”).

Votes FOR	Votes AGAINST	Votes ABSTAINED
175,375,863	13,202,535	3,800,395

Based on the foregoing votes, items 1, 2, 3, 4, 5, and 6 were approved. Because items 1-4 were approved, the Adjournment Proposal was not acted upon.

Assuming timely satisfaction or waiver of the closing conditions, the Transactions are currently expected to close in the fourth quarter of calendar year 2025 or the first quarter of calendar year 2026.

Item 7.01.	Regulation FD Disclosure.

On September 30, 2025, the Company issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release, dated as of September 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibit 99.1 shall be deemed to be furnished, and not filed.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the Transactions, including the expected timetable for completing the Transactions and the parties’ ability to complete the Transactions. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “outlook”, “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Fubo’s management has based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the Transactions will not be consummated; there may be liabilities that are not known, probable or estimable at this time; the Transactions may result in the diversion of management’s time and attention to issues relating to the Transactions and integration; unfavorable outcome of legal proceedings that may be instituted against Fubo and Disney following the announcement of the Transactions; and risks inherent to the business may result in additional strategic and operational risks, which may impact Fubo’s risk profile and it may not be able to mitigate effectively. In addition, a number of important factors could cause Fubo’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part II, Item 1A “Risk Factors” in Fubo’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as any such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and on Fubo’s investor relations site at https://ir.fubo.tv. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, neither the Company nor Disney undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: September 30, 2025	By:	/s/ David Gandler
David Gandler
Chief Executive Officer